UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

July 23, 2019

Date of Report (Date of earliest event reported)

Viad Corp

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1850 North Central Avenue, Suite 1900, Phoenix, Arizona	85004-4565
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 207-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.50 Par Value	VVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 23, 2019, we entered into an amendment (“Amendment No. 1”) to that certain $450 million Second Amended and Restated Credit Agreement, dated as of October 24, 2018 (the “Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders named in the Credit Agreement. Under Amendment No. 1, the parties thereto have agreed to modify the representations and warranties contained in the Credit Agreement relating to single employer and multi-employer ERISA plans.

The foregoing summary of Amendment No.1 does not purport to be complete and is subject to, and qualified in its entirety by the full text of Amendment No. 1, a copy of which is attached as Exhibit 4.A2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On July 25, 2019, we issued a press release announcing our earnings for the second quarter ended June 30, 2019. A copy of the earnings press release is furnished as Exhibit 99.1 to this current report.

This press release, including Exhibit 99.1, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and it will not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

We will post an updated investor presentation on our website at www.viad.com at 8:00 a.m. Eastern Time on August 1, 2019. We will use the presentation during meetings with investors. The presentation will include updates regarding FlyOver Canada Toronto and our new geothermal lagoon project in Iceland. The presentation will also include forward-looking statements and cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated, as well as certain non-GAAP financial measures and a reconciliation of those measures to applicable GAAP financial measures.

The information in this Item 7.01 of this report will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and it will not be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

4.A2 – Amendment No. 1 to Second Amended and Restated Credit Agreement.

99.1 – Viad Corp Press Release dated June 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Viad Corp
(Registrant)

July 25, 2019	By:	/s/ Leslie S. Striedel
Leslie S. Striedel
Chief Accounting Officer